Exhibit 10.8

NONQUALIFIED
STOCK OPTION AGREEMENT
September 29, 2003

Company: [	]	Date(s) First Exercisable:
Date of Grant: [	]	[ ] — September 29, 2004
No. of Shares: [	]	[ ] — September 29, 2005
Option Price per Share: [	]	[ ] — September 29, 2006
PERSONAL AND CONFIDENTIAL
[Name]
[Address]
Dear [        ]:
We are pleased to inform you that as a key employee of the company referred to above you have been granted a Nonqualified Stock Option by the Compensation and Stock Option Committee of the Board of Directors under the Fortune Brands, Inc. 1999 Long-Term Incentive Plan, as amended (the “Plan”).
By your signature, you agree that these options are granted under and governed by the Plan and the September 2003 Nonqualified Stock Option Terms and Conditions (the “Terms”), and acknowledge receipt of: (1) the Terms, (2) the Plan, (3) the Plan Prospectus, (4) the April 30, 2003 Supplement to the Plan Prospectus and (5) Notice of Exercise of Stock Option and Notice of Exercise of Limited Right forms.
As set forth in paragraph 1 of the Terms, a signed copy of this agreement must be received by the Stock Plans Administrator at Fortune Brands, Inc., 300 Tower Parkway, Lincolnshire, IL 60069 before 5:00 p.m. on the 60th day after the grant date. Failure to do so will terminate this option.
Sincerely yours,
FORTUNE BRANDS. INC.

Senior Vice President — Strategy and Corporate Development	Signature of Employee

Date

SEPTEMBER 2003
NONQUALIFIED STOCK OPTION
TERMS AND CONDITIONS
As a participant in the 1999 Long-Term Incentive Plan (the Plan), you will be able to purchase shares of Common Stock of Fortune Brands, Inc. (Fortune) provided that you accept your award as set forth in paragraph 1 below. Subject to the terms and conditions below, the minimum amount, which may be purchased at any one time, is 50 shares unless you have fewer remaining shares covered by your option.
The date of the grant, the maximum number of shares the option entitles you to purchase, the option price per share and the date or dates on which the option will ordinarily be first exercisable are listed at the top of the agreement. The option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.
          1. Acceptance of Option. The option cannot be exercised unless you sign the agreement and return it so that it is received by the Stock Plans Administrator of Fortune, 300 Tower Parkway, Lincolnshire, Illinois (or to such other person and place as Fortune may specify in writing), before 5:00 p.m. Illinois time on the 60th day after the date of grant. If the Stock Plans Administrator does not receive the signed agreement by this time, then the option will terminate immediately. Your signing and delivering a copy of the agreement to which these Terms and Conditions are attached will not commit you to purchase any of the shares under the option but will indicate your acceptance of the option upon these terms and conditions.
          2. Exercise.
          (a) Except as provided in this paragraph 2 and paragraphs 4, 5, 6 and 10, the option shall be exercisable during the period beginning on the date or dates set forth under the heading “Date(s) First Exercisable” in the agreement and ending ten years from the date of grant (its expiration date). During this period, the option is exercisable in whole or in part from time to time in amounts of not less than 50 shares (except that if you have fewer than 50 shares remaining covered by the option, the option may be exercised for the full number of remaining shares).
          (b) The option shall not become exercisable unless you remain employed by Fortune or one of its subsidiaries for one year from the date of grant, except in the event of your death and except as provided in paragraph 10.

          3. Transferability of Option. The option shall not be transferable by you otherwise than in the event of your death, except that it may be transferred by gift to any member of your immediate family or to a trust solely for the benefit of such immediate family members. During your lifetime, your Nonqualified Stock Option shall be exercisable only by you unless it has been transferred to a member of your immediate family or to a trust solely for the benefit of your immediate family members, in which case it may be exercisable only by such transferee. For the purpose of this provision, your immediate family shall mean your spouse, children and grandchildren.
          In addition, any transfer of your nonqualified stock option is subject to the following conditions:
     •   you must immediately notify the Stock Plans Administrator of Fortune of such transfer and provide such information about the transferee as the Stock Plans Administrator of Fortune may request (including, but not limited to, name of the transferee, address of the transferee, and taxpayer identification number);
     •   the transferee may not make any subsequent transfer;
     •   any shares issued to a transferee upon exercise may bear such legends as deemed appropriate by the Stock Plans Administrator of Fortune;
     •   the transferee may not utilize the “cashless exercise” feature;
     •   Fortune has no obligation to deliver any shares following an exercise until all applicable withholding taxes are satisfied;
     •   you agree to deliver a copy of the Nonqualified Stock Option Agreement, including any amendments thereto, to the transferee.
          4. Death. If your employment by Fortune or an entity in which Fortune has an equity interest terminates by reason of your death, the option may immediately be exercised in full and shall continue to be exercisable in full until its expiration date, provided that the option may be exercised within one year from the date of your death even if this one-year period extends beyond the expiration date.
          5. Retirement. If your employment by Fortune or an entity in which Fortune has an equity interest terminates by reason of disability or retirement under a retirement plan of Fortune or an entity in which it has an equity interest (provided that you have remained in the employ of Fortune or of an entity in which Fortune has an equity interest for one year from the date of grant), the option shall become immediately exercisable in full and shall continue to be exercisable in full until its expiration date.

          6. Termination of Employment. If your employment by Fortune or a entity in which Fortune has an equity interest terminates other than in the circumstances referred to in paragraphs 4 and 5, any portion of the option that is not yet exercisable shall not thereafter become exercisable and any portion of the option that is exercisable shall terminate and cease to be exercisable three months from the date of your termination from employment, except as otherwise provided in paragraph 10; provided that in no event shall the option be exercisable after the expiration of ten years from the date of grant. For the purpose of the Agreement, your employment by an entity in which Fortune has an equity interest shall be considered terminated on the date on Fortune sells or otherwise divests its equity interest in your employer.
          7. Stock Exchange Listing. Fortune is not obligated to deliver any shares until they have been listed on each stock exchange on which Fortune’s common stock is listed and until Fortune is satisfied that all applicable laws and regulations have been met. Fortune agrees to use its best efforts to list the shares and meet all legal requirements so that the shares can be delivered. No fractional shares will be delivered.
          8. Transfer of Employment; Leave of Absence. For the purposes of your option, (a) if you transfer between Fortune and an entity in which Fortune has an equity interest or from one entity in which Fortune has an equity interest to another entity in which Fortune has an equity interest, without an intervening period, it will not be considered a termination of employment, and (b) any leave of absence granted in writing will not constitute an interruption in your employment.
          9. Adjustments.
          (a) In the event of any merger, consolidation, stock or other non-cash dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares, reorganization or recapitalization or change in capitalization, or any other similar corporate event, the number and kind of shares that are subject to the option and the option price per share immediately prior to such event may be proportionately and appropriately adjusted, without increase or decrease in the aggregate option price.
          (b) The determination of the committee of the Board of Directors of Fortune administering the Plan (the Committee) as to the terms of any adjustment is binding and conclusive upon you and any other person who is entitled to exercise the option.
          10. Change in Control of Fortune.
          (a) In the event of a Change in Control (as defined in the attached Plan), your option, if it is not then immediately exercisable in full and provided that it has not expired, shall become immediately exercisable in full and shall remain exercisable in full. In addition, under certain circumstances as described in Section 12(b) of the attached Plan, you may have the right to receive cash instead of exercising your option. This right, called a Limited Right, may be automatically exercised under certain circumstances described in the attached Plan. You will be informed of any Change in Control.
          (b) Notwithstanding paragraphs 2(b), 4, 5 and 6, the provisions of this paragraph 10(b) will be applicable in the event of a termination of your employment during the 60-day period following a Change in Control. Your option shall not terminate or cease to be exercisable as a result of the termination of your employment during this period, but shall be exercisable in full throughout it; provided, however, that in no event shall your option be exercisable after ten years from its date of grant (except in the event of death as provided in paragraph 4 above). However, in the event that on the date of termination you have not held your option for more than six (6) months, the preceding sentence shall apply only if your employment has been terminated other than for just cause (as defined below) or you have voluntarily terminated your employment for certain reasons: (i) because you in good faith believe that as a result of the Change in Control you are unable effectively to discharge your duties or the duties of the position you occupied immediately prior to the Change in Control, or (ii) because of a reduction in your aggregate compensation or in your aggregate benefits below that in effect immediately prior to the Change in Control. For purposes of this paragraph, termination shall be for “just cause” only if it is based on fraud, misappropriation or embezzlement on your part which results in a final conviction of a felony. Nothing in this paragraph 10(b) limits any rights otherwise provided in the event of your death, disability or retirement under a retirement plan of Fortune or an entity in which Fortune has an equity interest, or your right to exercise your option following a termination of employment as provided in paragraph 6.
          11. Stockholder Rights. Neither you nor any other person shall have any rights of a stockholder as to shares under the option until, after proper exercise of the option, such shares shall have been recorded on Fortune’s official stockholder records as having been issued or transferred.
          12. Notice of Exercise. Subject to these terms and conditions, the option may be exercised, by a written notice of exercise on a form approved by the Committee that (i) is signed by the person or persons exercising the option, (ii) is delivered to the Stock Plans Administrator of Fortune, 300 Tower Parkway, Lincolnshire, Illinois (or to such other person and place as Fortune may specify in writing), (iii) signifies election to exercise the option as indicated in the notice of exercise, (iv) states the number of shares as to which the option is being exercised, and (v) unless otherwise provided in the notice of exercise, is accompanied by payment in full of the option price of such shares. The notice of exercise may be delivered by facsimile transmission. Any notice of exercise delivered as required by this paragraph will be effective only in accordance with the provisions of and to the extent set forth in the notice of exercise. If a properly executed notice of exercise is not delivered to the Stock Plans Administrator (or other person designated by Fortune), by the applicable expiration date specified in paragraphs 4, 5, 6 and 10, the notice will be deemed null and void and of no effect. If notice of exercise of the option is given by a person other than you, Fortune may require as a condition to exercising the option that appropriate proof of the right of such person to exercise the option be submitted to Fortune. Certificates for any shares purchased upon exercise will be issued and delivered as soon as practicable.
          13. Exercise of Limited Right. In the event a Limited Right referred to in paragraph 10 becomes exercisable, it shall be exercised in whole or in part by giving written notice of such exercise, on a form approved by the Committee, to the Stock Plans Administrator (or other person designated by Fortune). No written notice is required if the Limited Right is automatically exercised as provided in Section 12(b) of the attached Plan. The exercise will be effective as of the date specified in the notice of exercise, but not earlier than the date the notice is actually received by the Stock Plans Administrator. The notice must be actually received by the Stock Plans Administrator by no later than the close of business on the last day of the applicable Limited Right Exercise Period, as defined in the attached Plan (or the date the related option expires, whichever is earlier).
          14. Payment of Option Price. You may pay the option price for shares (i) in cash, (ii) by the delivery of shares of Fortune Common Stock that have been held by you for at least one year and that have a total market value equal to the option price, or (iii) by a combination of cash and such shares that have been held by you for a period of at least one year and that have a total market value which, together with such cash, equals the option price. The “market value” of shares or per share of Fortune Common Stock as of any date means the value determined by reference to the closing price of a share of Fortune Common Stock as finally reported on the New York Stock Exchange for the trading day next preceding such date. You may also pay the Option price from the proceeds of the sale of shares covered by the option, called a cashless exercise, to the extent provided in the notice of exercise referred to in paragraph 12.
          15. Tax Withholding. Upon exercise of any portion of your option (or at such later time as taxable income from the exercise is deemed to be realized), Federal income tax withholding (and state and local income tax withholding, if applicable) may be required by the Company in respect of taxes on income realized by you. The Company may withhold such required amounts from your future paychecks or may require that you deliver to the Company the amounts to be withheld. In addition, you may pay the minimum required Federal income tax withholding (and state and local income tax withholding, if applicable) by electing either to have the Company withhold a portion of the shares of Common Stock otherwise issuable upon exercise of the option, or to deliver other shares of Common Stock owned by you, in either case having a fair market value (on the date that the amount of tax you have elected to have withheld is to be determined) of the minimum amount to be withheld, provided that the election shall be irrevocable and shall be subject to such rules as the Committee may adopt. You may also arrange to have such tax (or taxes) paid directly to the Company on your behalf from the proceeds of the sale of Common Stock to the extent provided in the notice of exercise referred to in paragraph 12.

NONQUALIFIED
STOCK OPTION AGREEMENT
September 23, 2002

Company: [	]	Date(s) First Exercisable:
Date of Grant: [	]	[ ] — September 23, 2003
No. of Shares: [	]	[ ] — September 23, 2004
Option Price per Share[	]	[ ] — September 23, 2005
PERSONAL AND CONFIDENTIAL
[Name]
[Address]
Dear [        ]:
We are pleased to inform you that as a key employee of the company referred to above you have been granted a Nonqualified Stock Option by the Compensation and Stock Option Committee of the Board of Directors under the Fortune Brands, Inc. 1999 Long-Term Incentive Plan, as amended (the “Plan”).
By your signature, you agree that these options are granted under and governed by the Plan and the September 2002 Nonqualified Stock Option Terms and Conditions (the “Terms”), and acknowledge receipt of: (1) the Terms, (2) the Plan, (3) the Plan Prospectus, (4) the 2002 Supplement to the Plan Prospectus and (5) Notice of Exercise of Stock Option and Notice of Exercise of Limited Right forms.
As set forth in paragraph 1 of the Terms, a signed copy of this agreement must be received by the Stock Plans Administrator at Fortune Brands, Inc., 300 Tower Parkway, Lincolnshire, IL 60069 before 5:00 p.m. on the 60th day after the grant date. Failure to do so will terminate this option.
Sincerely yours,
FORTUNE BRANDS, INC.

Senior Vice President — Strategy and Corporate Development	Signature of Employee

Date

SEPTEMBER 2002
NONQUALIFIED STOCK OPTION
TERMS AND CONDITIONS
As a participant in the 1999 Long-Term Incentive Plan (the Plan), you will be able to purchase shares of Common Stock of Fortune Brands, Inc. (Fortune) provided that you accept your award as set forth in paragraph 1 below. Subject to the terms and conditions below, the minimum amount, which may be purchased at any one time, is 50 shares unless you have fewer remaining shares covered by your option.
The date of the grant, the maximum number of shares the option entitles you to purchase, the option price per share and the date or dates on which the option will ordinarily be first exercisable are listed at the top of the agreement. The option is intended not to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.
          1. Acceptance of Option. The option cannot be exercised unless you sign the agreement and return it so that it is received by the Stock Plans Administrator of Fortune, 300 Tower Parkway, Lincolnshire, Illinois (or to such other person and place as Fortune may specify in writing), before 5:00 p.m. Illinois time on the 60th day after the date of grant. If the Stock Plans Administrator does not receive the signed agreement by this time, then the option will terminate immediately. Your signing and delivering a copy of the agreement to which these Terms and Conditions are attached will not commit you to purchase any of the shares under the option but will indicate your acceptance of the option upon these terms and conditions.
          2. Exercise.
          (a) Except as provided in this paragraph 2 and paragraphs 4, 5, 6 and 10, the option shall be exercisable during the period beginning on the date or dates set forth under the heading “Date(s) First Exercisable” in the agreement and ending ten years from the date of grant (its expiration date). During this period, the option is exercisable in whole or in part from time to time in amounts of not less than 50 shares (except that if you have fewer than 50 shares remaining covered by the option, the option may be exercised for the full number of remaining shares).
          (b) The option shall not become exercisable unless you remain employed by Fortune or one of its subsidiaries for one year from the date of grant, except in the event of your death and except as provided in paragraph 10.

          3. Transferability of Option. The option shall not be transferable by you except in the event of your death. During your lifetime the option shall be exercisable only by you.
          4. Death. If your employment by Fortune or a subsidiary terminates by reason of your death, the option may immediately be exercised in full and shall continue to be exercisable in full until its expiration date, provided that the option may be exercised within one year from the date of your death even if this one-year period extends beyond the expiration date.
          5. Retirement. If your employment by Fortune or a subsidiary terminates by reason of disability or retirement under a retirement plan of Fortune or a subsidiary (provided that you have remained in the employ of Fortune or one of its subsidiaries for one year from the date of grant), the option shall become immediately exercisable in full and shall continue to be exercisable in full until its expiration date.
          6. Termination of Employment. If your employment by Fortune or a subsidiary terminates other than in the circumstances referred to in paragraphs 4 and 5, any portion of the option that is not yet exercisable shall not thereafter become exercisable and any portion of the option that is exercisable shall terminate and cease to be exercisable three months from the date of your termination from employment, except as otherwise provided in paragraph 10; provided that in no event shall the option be exercisable after the expiration of ten years from the date of grant. For the purpose of the Agreement, your employment by a subsidiary of Fortune shall be considered terminated on the date that your employer is no longer a subsidiary (as defined in the Plan) of Fortune.
          7. Stock Exchange Listing. Fortune is not obligated to deliver any shares until they have been listed on each stock exchange on which Fortune’s common stock is listed and until Fortune is satisfied that all applicable laws and regulations have been met. Fortune agrees to use its best efforts to list the shares and meet all legal requirements so that the shares can be delivered. No fractional shares will be delivered.
          8. Transfer of Employment; Leave of Absence. For the purposes of your option, (a) if you transfer between Fortune and a subsidiary or from one subsidiary to another subsidiary, without an intervening period, it will not be considered a termination of employment, and (b) any leave of absence granted in writing will not constitute an interruption in your employment.

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          9. Adjustments.
          (a) In the event of any merger, consolidation, stock or other non-cash dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares, reorganization or recapitalization or change in capitalization, or any other similar corporate event, the number and kind of shares that are subject to the option and the option price per share immediately prior to such event may be proportionately and appropriately adjusted, without increase or decrease in the aggregate option price.
          (b) The determination of the committee of the Board of Directors of Fortune administering the Plan (the Committee) as to the terms of any adjustment is binding and conclusive upon you and any other person who is entitled to exercise the option.
          10. Change in Control of Fortune.
          (a) In the event of a Change in Control (as defined in the attached Plan), your option, if it is not then immediately exercisable in full and provided that it has not expired, shall become immediately exercisable in full and shall remain exercisable in full. In addition, under certain circumstances as described in Section 12(b) of the attached Plan, you may have the right to receive cash instead of exercising your option. This right, called a Limited Right, may be automatically exercised under certain circumstances described in the attached Plan. You will be informed of any Change in Control.
          (b) Notwithstanding paragraphs 2(b), 4, 5 and 6, the provisions of this paragraph 10(b) will be applicable in the event of a termination of your employment during the 60-day period following a Change in Control. Your option shall not terminate or cease to be exercisable as a result of the termination of your employment during this period, but shall be exercisable in full throughout it; provided, however, that in no event shall your option be exercisable after ten years from its date of grant (except in the event of death as provided in paragraph 4 above). However, in the event that on the date of termination you have not held your option for more than six (6) months, the preceding sentence shall apply only if your employment has been terminated other than for just cause (as defined below) or you have voluntarily terminated your employment for certain reasons: (i) because you in good faith believe that as a result of the Change in Control you are unable effectively to discharge your duties or the duties of the position you occupied immediately prior to the Change in Control, or (ii) because of a reduction in your aggregate compensation or in your aggregate benefits below that in effect immediately prior to the Change in Control. For purposes of this paragraph, termination shall be for “just cause” only if it is based on fraud, misappropriation or embezzlement on your part which results in a final conviction of a felony. Nothing in this paragraph 10(b) limits any rights otherwise provided in the event of your death, disability or retirement

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under a retirement plan of Fortune or its subsidiary, or your right to exercise your option following a termination of employment as provided in paragraph 6,
          11. Stockholder Rights. Neither you nor any other person shall have any rights of a stockholder as to shares under the option until, after proper exercise of the option, such shares shall have been recorded on Fortune’s official stockholder records as having been issued or transferred.
          12. Notice of Exercise. Subject to these terms and conditions, the option may be exercised, by a written notice of exercise on a form approved by the Committee that (i) is signed by the person or persons exercising the option, (ii) is delivered to the Stock Plans Administrator of Fortune, 300 Tower Parkway, Lincolnshire, Illinois (or to such other person and place as Fortune may specify in writing), (iii) signifies election to exercise the option as indicated in the notice of exercise, (iv) states the number of shares as to which the option is being exercised, and (v) unless otherwise provided in the notice of exercise, is accompanied by payment in full of the option price of such shares. The notice of exercise may be delivered by facsimile transmission. Any notice of exercise delivered as required by this paragraph will be effective only in accordance with the provisions of and to the extent set forth in the notice of exercise. If a properly executed notice of exercise is not delivered to the Stock Plans Administrator (or other person designated by Fortune), by the applicable expiration date specified in paragraphs 4, 5, 6 and 10, the notice will be deemed null and void and of no effect. If notice of exercise of the option is given by a person other than you, Fortune may require as a condition to exercising the option that appropriate proof of the right of such person to exercise the option be submitted to Fortune. Certificates for any shares purchased upon exercise will be issued and delivered as soon as practicable.
          13. Exercise of Limited Right. In the event a Limited Right referred to in paragraph 10 becomes exercisable, it shall be exercised in whole or in part by giving written notice of such exercise, on a form approved by the Committee, to the Stock Plans Administrator (or other person designated by Fortune). No written notice is required if the Limited Right is automatically exercised as provided in Section 12(b) of the attached Plan. The exercise will be effective as of the date specified in the notice of exercise, but not earlier than the date the notice is actually received by the Stock Plans Administrator. The notice must be actually received by the Stock Plans Administrator by no later than the close of business on the last day of the applicable Limited Right Exercise Period, as defined in the attached Plan (or the date the related option expires, whichever is earlier).
          14. Payment of Option Price. You may pay the option price for shares (i) in cash, (ii) by the delivery of shares of Fortune Common Stock that have been held by you for at least one year and that have a total market value equal to the option price, or (iii) by a combination of cash and such shares that have been held by you for a period of

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at least one year and that have a total market value which, together with such cash, equals the option price. The “market value” of shares or per share of Fortune Common Stock as of any date means the value determined by reference to the closing price of a share of Fortune Common Stock as finally reported on the New York Stock Exchange for the trading day next preceding such date. You may also pay the option price from the proceeds of the sale of shares covered by the option, called a cashless exercise, to the extent provided in the notice of exercise referred to in paragraph 12.
          15. Tax Withholding. Upon exercise of any portion of your option (or at such later time as taxable income from the exercise is deemed to be realized), Federal income tax withholding (and state and local income tax withholding, if applicable) may be required by the Company in respect of taxes on income realized by you. The Company may withhold such required amounts from your future paychecks or may require that you deliver to the Company the amounts to be withheld. In addition, you may pay the minimum required Federal income tax withholding (and state and local income tax withholding, if applicable) by electing either to have the Company withhold a portion of the shares of Common Stock otherwise issuable upon exercise of the option, or to deliver other shares of Common Stock owned by you, in either case having a fair market value (on the date that the amount of tax you have elected to have withheld is to be determined) of the minimum amount to be withheld, provided that the election shall be irrevocable and shall be subject to such rules as the Committee may adopt. You may also arrange to have such tax (or taxes) paid directly to the Company on your behalf from the proceeds of the sale of Common Stock to the extent provided in the notice of exercise referred to in paragraph 12.

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